                                                                EXHIBIT 10.16(a)


                       SECOND AMENDMENT TO LEASE AGREEMENT


This Second Amendment shall be a part of the original Lease Agreement with an effective date of July 22, 1998, between DART CONTAINER CORPORATION OF MICHIGAN, a Michigan corporation ("Landlord"), and GENOMIC SOLUTIONS, INC., a Delaware corporation ("Tenant"), covering the premises known as Lot 4A, Oakwood Executive Park, more commonly known as 3120 Sovereign Drive, Suite A, Lansing, Michigan 48911. The original Lease Agreement has a Commencement Date of July 22, 1998, and has a Termination Date of July 21, 2003.

Tenant, in addition to Lot 4A, will also be leasing Lot 4B for the remainder of the lease term.

Lease payments for Lot 4B will be as follows:

           $2,436.75 per month from July 1, 2000 through June 30, 2001

           $2,511.16 per month from July 1, 2001 through June 30, 2002

           $2,585.52 per month from July 1, 2002 through July 21, 2003

These payments are in addition to what Tenant is currently paying for Lot 4A

Tenant shall pay to Landlord Four Hundred Ninety-Five Dollars ($495.00) per month as its prorated share of estimated CAM Charges paid by Landlord on behalf of the Tenant for Lot 4B. These estimated CAM Charges are in addition to the estimated CAM Charges Tenant is currently paying for Lot 4A.

Landlord will pay for new carpet and baseboard for Lot 4B. Carpeting shall be the same grade as that used throughout the Park.

The cost of all other improvements to Lot 4B shall be the responsibility of Tenant and if costs are paid by Landlord they may be amortized over the remaining term of the Lease.

All other terms and conditions of the original Lease Agreement shall remain in effect as first written or amended.

The effective date of this Second Amendment shall be June 1, 2000, regardless of the date written below.

WITNESS                                 GENOMIC SOLUTIONS, INC.
                                        a Delaware corporation (Tenant)

/s/  Steven J. Richvalsky               /s/  Jeffrey S. Williams
-----------------------------------     ----------------------------------
[signature]                             By:  Jeffrey S. Williams
                                        Its: President and CEO
Steven J. Richvalsky
-----------------------------------
[print name]                            Date:  July 5   , 2000
                                             -----------

                                        DART CONTAINER CORPORATION OF
                                        MICHIGAN, a Michigan corporation
WITNESS                                 (Landlord)

/s/ G K Sewell                          /s/  William L. Myers
-----------------------------------     ----------------------------------
[signature]                             By:  William L. Myers
                                        Its: Treasurer
G K Sewell
-----------------------------------
[print name]                            Date:  July 18  , 2000
                                             -----------